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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


          Each of the undersigned hereby authorizes each of Albert G. Norman, Jr., Robert L. Goocher or Melanie McGee Platt as attorneys-in-fact to execute in the name of the undersigned on his or her behalf, individually and in each capacity stated below, and to file any and all amendments to Registration Statement No. 33-50301.


DATED:  March 6, 1996

[CAPTION]


         Signature                       Title and Capacity
         ---------                       ------------------
[S]                             [C]

 /s/ David R. Jones             On behalf of the Registrant and President
------------------------------  and Chief Executive Officer (Principal
David R. Jones                  Executive Officer) and Director



 /s/ Robert L. Goocher          Chief Accounting and Financial Officer and
------------------------------  Treasurer (Principal Accounting and
Robert L. Goocher               Financial Officer)




 /s/ Frank Barron, Jr.
------------------------------
Frank Barron, Jr.               Director


 /s/ W. Waldo Bradley
------------------------------
W. Waldo Bradley                Director


 /s/ Otis A. Brumby, Jr.
------------------------------
Otis A. Brumby, Jr.             Director


 /s/ Kenneth D. Lewis
------------------------------
Kenneth D. Lewis                Director


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 /s/ Albert G. Norman, Jr.
------------------------------
Albert G. Norman, Jr.           Director


 /s/ D. Raymond Riddle
------------------------------
D. Raymond Riddle               Director


 /s/ Dr. Betty L. Siegel
------------------------------
Dr. Betty L. Siegel             Director


 /s/ Ben J. Tarbutton, Jr.
------------------------------
Ben J. Tarbutton, Jr.           Director


 /s/ Charles McKenzie Taylor
------------------------------
Charles McKenzie Taylor         Director


 /s/ Felker W. Ward, Jr.
------------------------------
Felker W. Ward, Jr.             Director